EXHIBIT 23.2
                                                                    ------------

                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS




The Board of Directors
Technitrol, Inc.:


We consent to the use of our report dated February 23, 2001 incorporated by reference in this registration statement on Form S-8, which report appears in the Annual Report on Form 10-K of Technitrol, Inc. for the fiscal year ended December 29, 2000.



                                                /s/ KPMG LLP

Philadelphia, Pennsylvania
June 27, 2001